SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  May 16, 2003
                        (Date of earliest event reported)


                                 vFINANCE, INC.
             (Exact name of Registrant as specified in its charter)


     Delaware                        1-11454-03                58-1974423
(State of incorporation or       (Commission File No.)      (IRS Employer
     organization)                                        Identification No.)


                            3010 North Military Trail
                                    Suite 300
                            Boca Raton, Florida 33431
                    (Address of principal executive offices)


                                 (561) 981-1000
              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

        The following exhibit is furnished as part of this Current Report on Form 8-K:

  Exhibit
    No.                                Title

   99.1                     vFinance, Inc. Press Release, issued May 16, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

In accordance with guidance from the Securities and Exchange Commission in Release numbers 33-8216 and 34-47583, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

         On May 16, 2003, vFinance, Inc. (the "Company") issued a press release announcing the Company's financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   vFINANCE, INC.



                                                By: /s/ Leonard J. Sokolow
                                                        ----------------------
                                                  Name: Leonard J. Sokolow
                                                  Title: Chief Executive Officer


Date: May 20, 2003

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                                  EXHIBIT INDEX

Exhibit                    Description

99.1                       Press Release dated May 16, 2003


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